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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported) NOVEMBER 9, 2004

                             THE ROUSE COMPANY
           (Exact Name of Registrant as Specified in its Charter)

                                  MARYLAND
               (State or Other Jurisdiction of Incorporation)

                    001-11543                          52-0735512
            (Commission File Number)                (I.R.S. Employer
                                                 Identification Number)

         10275 LITTLE PATUXENT PARKWAY                              21044-3456
               COLUMBIA, MARYLAND                                   (Zip Code)
    (Address of Principal Executive Offices)

                                        (410) 992-6000
                      Registrant's telephone number, including area code

                               Not Applicable
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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS.

On November 9, 2004, The Rouse Company issued a press release announcing that at a special meeting of shareholders, the shareholders of The Rouse Company approved the merger of a subsidiary of General Growth Properties, Inc. (NYSE: GGP) with and into Rouse. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 9, 2004, The Rouse Company issued a press release announcing that Rouse has entered into a closing agreement with the Internal Revenue Service in order to address certain tax law requirements relating to real estate investment trusts. Pursuant to the closing agreement, the Board of Directors of Rouse has declared an extraordinary dividend in the amount of $2.29474 per share, payable to shareholders of record as of the close of business on November 9, 2004. The extraordinary dividend will be paid on November 10, 2004. A copy of the press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

                Exhibit        Description
                -------        -----------

                  99.1 Press Release re: Shareholders of The Rouse Company Approve Merger with General Growth Properties, Inc.

                  99.2 Press Release re: The Rouse Company Declares Extraordinary Dividend of $2.29474 Per Share

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 9, 2004

                                          THE ROUSE COMPANY


                                          By: /s/ Gordon H. Glenn
                                             --------------------------------
                                              Name:  Gordon H. Glenn
                                              Title: Senior Vice President,
                                                     General Counsel